SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 28, 1994
                                                 ------------------------

                          Micron Technology, Inc.
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          (Exact Name of Registrant as Specified in its Charter)



           Delaware              1-10658             75-1618004
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       (State or other         (Commission        (I.R.S. Employer
       jurisdiction of         File Number)      Identification No.)
        incorporation)



    2805 East Columbia Road, Boise, Idaho            83706-9698
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  (Address of Principal Executive Offices)           (Zip Code)



Registrant's telephone number, including area code  (208)368-4000
                                                   ----------------


                                   N/A
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     (Former name or former address, if changed since last report)

Item 5.     Other events
            ------------

     See attached press release, dated February 28, 1994, announcing the approval by the company's Board of Director's of a 5 for 2 split in the company's common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Micron Technology, Inc.
                                       -------------------------------
                                                 (Registrant)


 March 7, 1994                       By        Reid N. Langrill
- ---------------                         ------------------------------
                                        Vice President, Finance; Chief
                                        Financial Officer and Treasurer

                               MICRON
                           Technology, Inc.
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                                                    NEWS RELEASE
FOR IMMEDIATE RELEASE

Contact:  Kipp Bedard
          Micron Technology, Inc.
          (208) 368-4400

            MICRON TECHNOLOGY, INC. ANNOUNCES STOCK SPLIT
            ---------------------------------------------

     Boise, Idaho, February 28, 1994 -- Micron Technology, Inc., today announced that the company's board of directors has approved a 5 for 2 split in the company's common stock. The split will be effective for shareholders of record on April 1, 1994. For every 2 shares of the company's stock held on the record date, the holder will receive 3 additional shares. Certificates for the additional shares will be mailed on April 18, 1994. The company will issue cash in lieu of any fractional shares resulting from this split.

     Micron Technology, Inc., is based in Boise, Idaho. The company's common stock is traded on the New York Stock Exchange, Inc. (NYSE) under the symbol MU.